Commitment and Contingencies	9 Months Ended
Sep. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Operating Leases
The Company is obligated under non-cancelable operating leases for office space expiring at various dates through 2026. The required total lease payments for each year subsequent to December 31, 2020 are as follows:

Year ending December 31:	(Dollars in Thousands)
2021	$2,413
2022	2,213
2023	2,261
2024	2,274
2025	2,237
Thereafter	1,408
Total	$12,806
Rent expense was approximately $2.5 million, $3.4 million and $2.5 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contractual Obligations
On September 15, 2015, the Company entered into an agreement with a large physician practice where Privia would pay up to $5.0 million in exchange for a ten-year services agreement of which $4.0 million was paid in 2015. The remaining $1.0 million was due if the practice eliminated its ability to terminate the agreement on or before September 15, 2018. The option expired as it was not exercised by September 15, 2018. Accordingly, the Company recorded a $4.0 million asset in 2015 to be amortized over the ten-year period of the services agreement. The Company recorded approximately $0.4 million of amortization expense related to this asset for both the years ended December 31, 2019 and 2018. As of December 31, 2019, approximately $2.3 million is included in other long-term assets in the accompanying consolidated balance sheets. On June 24, 2020, the physician practice terminated their agreement and paid an early termination fee of $2.1 million, leaving no balance as of December 31, 2020.
On April 5, 2016, the Company entered into an agreement with a physician practice where the Company agreed to provide up to $2.5 million to help grow the practice. No amounts have been provided as of December 31, 2020 and 2019 under this agreement.
The Company has purchase commitments of $2.2 million that will be coming due over the next three years.
Legal Contingencies
We are involved, from time to time, in lawsuits arising in the normal course of business. We believe these pending lawsuits will not have a material adverse impact on our financial position or statement of operations or cash flows.
Commitments and Contingencies There are no material commitments and contingencies as of September 30, 2021.